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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2002

                          Commission File No. 333-72321

                              BGF Industries, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      2221                     56-1600845
 (State of incorporation)  (Primary Standard Industrial      (I.R.S. Employer
                           Classification Code Number)     Identification No.)


       3802 Robert Porcher Way, Greensboro, North Carolina        27410
         (Address of registrant's principal executive office)   (Zip Code)

                                 (336) 545-0011
              (Registrant's telephone number, including area code)

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Item 5.     Other Events.

            The purpose of this filing is to set forth an exhibit of BGF Industries, Inc.

Item 7(c).  Exhibits.

99          Press Release Announcing the Appointment of President, dated May 22,
            2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BGF INDUSTRIES, INC.


                               By: /s/ Philippe R. Dorier
                                   --------------------------
                                   Philippe R. Dorier
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

Date:  May 23, 2002